UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2023
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Park Hotels & Resorts Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37795	36-2058176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Tysons Blvd., 7th Floor, Tysons, VA		22102
(Address of Principal Executive Offices)		(Zip Code)
(571) 302-5757
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 26, 2023, Park Hotels & Resorts Inc. (the “Company”) announced that the trustee under the $725 million non-recourse CMBS loan (the “Loan”), by and through its special servicer, filed a lawsuit in the Superior Court of the State of California for the County of San Francisco (the “Court”) against the wholly owned special purpose entity subsidiaries of the Company that are borrowers (the “Borrowers”) under the Loan related to the previously announced cessation of payments on the Loan beginning in June 2023. In connection with the lawsuit, the trustee requested the appointment of a receiver to take control of the Company’s two hotels securing the Loan – the Hilton San Francisco Union Square and the Parc 55 San Francisco. Once appointed by the court, the receiver will have complete and exclusive control and possession of the hotels. In addition, if appointed by the Court on the terms stipulated between the special servicer and the Borrowers, the receiver will have the ability to market the hotels for sale and have until September 1, 2024 to consummate a transaction, subject to a 60-day extension if the hotels are under contract by September 1, 2024. As further stipulated between the special servicer and Borrowers, if the hotels are not sold within the predetermined sale period then the receiver will no longer have the authority to sell the hotels and the receivership will end with a non-judicial foreclosure. The Company anticipates appointment of a receiver will occur within the next few business days.
Forward Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the anticipated effects of the Company's decision to cease payments on its Loan and the effects of the lender's exercise of its remedies, including placing such hotels into receivership, as well as the Company’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including anticipated repayment of certain of the Company's indebtedness, the completion of capital allocation priorities, the expected repurchase of the Company's stock, the impact from macroeconomic factors (including inflation, increases in interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.
Forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and the Company urges investors to carefully review the disclosures the Company makes concerning risk and uncertainties in Item 1A: “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in the Company’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Park Hotels & Resorts Inc.

Date: October 26, 2023	By:	/s/ Sean M. Dell’Orto
Sean M. Dell’Orto
Executive Vice President, Chief Financial Officer and Treasurer